File No. 333116721
Filed under Rule 424b3

EXHIBIT A
No.
AMERICAN
DEPOSITARY SHARES
Each American Depositary
Share represents ten deposited
Shares
THE BANK OF NEW
YORK
AMERICAN
DEPOSITARY RECEIPT
FOR ORDINARY SHARES
NO PAR VALUE OF
EPITAN LIMITED
INCORPORATED UNDER
THE LAWS OF THE
COMMONWEALTH OF
AUSTRALIA
 Effective March 3 2006 the
companys name has changed
from Epitan Limited to
Clinuvel Pharmaceuticals
Limited.

Effective November 26 2010
the ratio has changed to One
1 American Depositary
Share represents One 1
deposited Share

            The Bank of
New York as depositary
herein called the Depositary
hereby certifies that or
registered assigns IS THE
OWNER OF
AMERICAN
DEPOSITARY SHARES
representing deposited
ordinary shares herein called
Shares of EpiTan Limited
incorporated under the laws of
the Commonwealth of
Australia herein called the
Company.  At the date hereof
each American Depositary
Share represents ten Shares
deposited or subject to deposit
under the Deposit Agreement
as such term is hereinafter
defined at the principal
Melbourne office of either
Australia and New Zealand
Banking Group Limited or
National Australia Bank
Limited herein called the
Custodian.  The Depositarys
Corporate Trust Office is
located at a different address
than its principal executive
office.  Its Corporate Trust
Office is located at 101
Barclay Street New York
N.Y. 10286 and its principal
executive office is located at
One Wall Street New York
N.Y. 10286.

THE DEPOSITARYS
CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET
NEW YORK N.Y. 10286
1.	THE DEPOSIT
AGREEMENT.
            This American
Depositary Receipt is one of
an issue herein called Receipts
all issued and to be issued
upon the terms and conditions
set forth in the deposit
agreement dated as of June 30
2004 as the same may be
amended from time to time in
accordance with its terms the
Deposit Agreement by and
among the Company the
Depositary and all Owners
and Beneficial Owners from
time to time of Receipts issued
thereunder each of whom by
accepting a Receipt or any
interest therein agrees to
become a party thereto and
become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
Beneficial Owners of the
Receipts and the rights and
duties of the Depositary in
respect of the Shares
deposited thereunder and any
and all other securities
property and cash from time to
time received in respect of
such Shares and held
thereunder such Shares
securities property and cash
are herein called Deposited
Securities.  Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York
City and at the office of the
Custodian.
            The statements
made on the face and reverse
of this Receipt are summaries
of certain provisions of the
Deposit Agreement and are
qualified by and subject to the
detailed provisions of the
Deposit Agreement to which
reference is hereby made.
Capitalized terms defined in
the Deposit Agreement and
not defined herein shall have
the meanings set forth in the
Deposit Agreement.
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF
SHARES.
            Upon surrender
at the Corporate Trust Office
of the Depositary of this
Receipt and upon payment of
the fee of the Depositary
provided in this Receipt and
subject to the terms and
conditions of the Deposit
Agreement the Owner hereof
is entitled to delivery to him or
upon his order of the
Deposited Securities at the
time represented by the
American Depositary Shares
for which this Receipt is
issued.  Delivery of such
Deposited Securities may be
made by the delivery of a
certificates in the name of the
Owner hereof or as ordered by
him or certificates properly
endorsed or accompanied by
proper instruments of transfer
and b any other securities
property and cash to which
such Owner is then entitled in
respect of this Receipt.  Such
delivery will be made at the
option of the Owner hereof
either at the office of the
Custodian or at the Corporate
Trust Office of the Depositary
provided that the forwarding
of certificates for Shares or
other Deposited Securities for
such delivery at the Corporate
Trust Office of the Depositary
shall be at the risk and expense
of the Owner hereof.
3.	TRANSFERS
SPLITUPS AND
COMBINATIONS OF
RECEIPTS.
            The transfer of
this Receipt is registrable on
the books of the Depositary at
its Corporate Trust Office by
the Owner hereof in person or
by a duly authorized attorney
upon surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the expenses of the Depositary
and upon compliance with
such regulations if any as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts or may be combined
with other such Receipts into
one Receipt evidencing the
same aggregate number of
American Depositary Shares
as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery registration of
transfer splitup combination or
surrender of any Receipt or
withdrawal of any Deposited
Securities the Depositary the
Custodian or Registrar may
require payment from the
depositor of the Shares or the
presentor of the Receipt of a
sum sufficient to reimburse it
for any tax or other
governmental charge and any
stock transfer or registration
fee with respect thereto
including any such tax or
charge and fee with respect to
Shares being deposited or
withdrawn and payment of
any applicable fees as
provided in this Receipt may
require the production of
proof satisfactory to it as to
the identity and genuineness
of any signature and may also
require compliance with any
regulations the Depositary
may establish consistent with
the provisions of the Deposit
Agreement or this Receipt
including without limitation
this Article 3.
            The delivery of
Receipts against deposit of
Shares generally or against
deposit of particular Shares
may be suspended or the
transfer of Receipts in
particular instances may be
refused or the registration of
transfer of outstanding
Receipts generally may be
suspended during any period
when the transfer books of the
Depositary are closed or if any
such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission or under any
provision of the Deposit
Agreement or this Receipt or
for any other reason subject to
the provisions of the following
sentence.  Notwithstanding
anything to the contrary in the
Deposit Agreement or this
Receipt the surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be
suspended subject only to i
temporary delays caused by
closing the transfer books of
the Depositary or the
Company or the deposit of
Shares in connection with
voting at a shareholders
meeting or the payment of
dividends ii the payment of
fees taxes and similar charges
and iii compliance with any
U.S. or foreign laws or
governmental regulations
relating to the Receipts or to
the withdrawal of the
Deposited Securities.  Without
limitation of the foregoing the
Depositary shall not
knowingly accept for deposit
under the Deposit Agreement
any Shares which would be
required to be registered under
the provisions of the Securities
Act of 1933 for the public
offer and sale thereof in the
United States unless a
registration statement is in
effect as to such Shares for
such offer and sale.
4.	LIABILITY OF
OWNER OR BENEFICIAL
OWNER FOR TAXES.
            If any tax or
other governmental charge
shall become payable with
respect to any Receipt or any
Deposited Securities
represented hereby such tax or
other governmental charge
shall be payable by the Owner
or Beneficial Owner hereof to
the Depositary.  The
Depositary may refuse to
effect any transfer of this
Receipt or any withdrawal of
Deposited Securities
represented by American
Depositary Shares evidenced
by such Receipt until such
payment is made and may
withhold any dividends or
other distributions or may sell
for the account of the Owner
or Beneficial Owner hereof
any part or all of the
Deposited Securities
represented by the American
Depositary Shares evidenced
by this Receipt and may apply
such dividends or other
distributions or the proceeds
of any such sale in payment of
such tax or other governmental
charge and the Owner or
Beneficial Owner hereof shall
remain liable for any
deficiency.
5.	WARRANTIES ON
DEPOSIT OF SHARES.
            Every person
depositing Shares under the
Deposit Agreement shall be
deemed thereby to represent
and warrant that such Shares
and each certificate therefor
are validly issued fully paid
nonassessable and were not
issued in violation of any
preemptive or similar rights of
the holders of outstanding
Shares and that the person
making such deposit is duly
authorized so to do.  Every
such person shall also be
deemed to represent that such
Shares are not and American
Depositary Shares representing
such Shares would not be
Restricted Securities.  Such
representations and warranties
shall survive the deposit of
Shares and delivery of
Receipts.
6.	FILING PROOFS
CERTIFICATES AND
OTHER INFORMATION.
            Any person
presenting Shares for deposit
or any Owner or Beneficial
Owner of a Receipt may be
required from time to time to
file with the Depositary or the
Custodian such proof of
citizenship or residence
exchange control approval or
such information relating to
the registration on the books
of the Company or the Foreign
Registrar if applicable to
execute such certificates and
to make such representations
and warranties as the
Depositary may deem
necessary or proper.  The
Depositary may withhold the
delivery or registration of
transfer of any Receipt or the
distribution of any dividend or
sale or distribution of rights or
of the proceeds thereof or the
delivery of any Deposited
Securities until such proof or
other information is filed or
such certificates are executed
or such representations and
warranties made.  No Share
shall be accepted for deposit
unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by
any governmental body in
Australia that is then
performing the function of the
regulation of currency
exchange.
7.	CHARGES OF
DEPOSITARY.
            The Company
agrees to pay the fees
reasonable expenses and
outofpocket charges of the
Depositary and those of any
Registrar only in accordance
with agreements in writing
entered into between the
Depositary and the Company
from time to time.  The
Depositary shall present its
statement for such charges and
expenses to the Company once
every three months.  The
charges and expenses of the
Custodian are for the sole
account of the Depositary.
            The following
charges shall be incurred by
any party depositing or
withdrawing Shares or by any
party surrendering Receipts or
to whom Receipts are issued
including without limitation
issuance pursuant to a stock
dividend or stock split
declared by the Company or
an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03 of the
Deposit Agreement or by
Owners as applicable 1 taxes
and other governmental
charges 2 such registration
fees as may from time to time
be in effect for the registration
of transfers of Shares
generally on the Share register
of the Company or Foreign
Registrar and applicable to
transfers of Shares to the name
of the Depositary or its
nominee or the Custodian or
its nominee on the making of
deposits or withdrawals under
the terms of the Deposit
Agreement 3 such cable telex
and facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement 4 such expenses as
are incurred by the Depositary
in the conversion of foreign
currency pursuant to
Section 4.05 of the Deposit
Agreement 5 a fee of 5.00 or
less per 100 American
Depositary Shares or portion
thereof for the execution and
delivery of Receipts pursuant
to Section 2.03 4.03 or 4.04 of
the Deposit Agreement and
the surrender of Receipts
pursuant to Section 2.05 or
6.02 of the Deposit
Agreement 6 a fee of .02 or
less per American Depositary
Share or portion thereof for
any cash distribution made
pursuant to Sections 4.01
through 4.04 of the Deposit
Agreement 7 a fee for the
distribution of securities
pursuant to Section 4.02 of the
Deposit Agreement such fee
being in an amount equal to
the fee for the execution and
delivery of American
Depositary Shares referred to
above which would have been
charged as a result of the
deposit of such securities for
purposes of this clause 7
treating all such securities as if
they were Shares but which
securities are instead
distributed by the Depositary
to Owners 8  a fee of .02 or
less per American Depositary
Share or portion thereof for
depositary services which will
accrue on the last day of each
calendar year and will be
payable as provided in clause
9 below provided however
that no fee will be assessed
under this clause 8 to the
extent that a fee of .02 was
charged pursuant to clause 6
above during that calendar
year and 9 any other charges
payable by the Depositary any
of the Depositarys agents
including the Custodian or the
agents of the Depositarys
agents in connection with the
servicing of Shares or other
Deposited Securities which
charge shall be assessed
against Owners as of the date
or dates set by the Depositary
in accordance with Section
4.06 of the Deposit
Agreement and shall be
collected at the sole discretion
of the Depositary by billing
such Owners for such charge
or by deducting such charge
from one or more cash
dividends or other cash
distributions.
            The Depositary
subject to Article 8 hereof may
own and deal in any class of
securities of the Company and
its affiliates and in Receipts.
8.	PRERELEASE OF
RECEIPTS.
            Notwithstandin
g Section 2.03 of the Deposit
Agreement the Depositary
may execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section
2.02 of the Deposit
Agreement a PreRelease.  The
Depositary may pursuant to
Section 2.05 of the Deposit
Agreement deliver Shares
upon the receipt and
cancellation of Receipts which
have been PreReleased
whether or not such
cancellation is prior to the
termination of such PreRelease
or the Depositary knows that
such Receipt has been
PreReleased.  The Depositary
may receive Receipts in lieu of
Shares in satisfaction of a
PreRelease.  Each PreRelease
will be a preceded or
accompanied by a written
representation from the person
to whom Receipts or Shares
are to be delivered that such
person or its customer owns
the Shares or Receipts to be
remitted as the case may be b
at all times fully collateralized
with cash or such other
collateral as the Depositary
deems appropriate c
terminable by the Depositary
on not more than five 5
business days notice and d
subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The
number of Shares represented
by American Depositary
Shares which are outstanding
at any time as a result of
PreReleases will not normally
exceed thirty percent 30% of
the Shares deposited under the
Deposit Agreement provided
however that the Depositary
reserves the right to change or
disregard such limit from time
to time as it deems
appropriate.
            The Depositary
may retain for its own account
any compensation received by
it in connection with the
foregoing.
9.	TITLE TO
RECEIPTS.
            It is a condition
of this Receipt and every
successive Owner and
Beneficial Owner of this
Receipt by accepting or
holding the same consents and
agrees that title to this Receipt
when properly endorsed or
accompanied by proper
instruments of transfer is
transferable by delivery with
the same effect as in the case
of a negotiable instrument
under the laws of New York
provided however that the
Depositary notwithstanding
any notice to the contrary may
treat the person in whose name
this Receipt is registered on
the books of the Depositary as
the absolute owner hereof for
the purpose of determining the
person entitled to distribution
of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other
purposes.
10.	VALIDITY OF
RECEIPT.
            This Receipt
shall not be entitled to any
benefits under the Deposit
Agreement or be valid or
obligatory for any purpose
unless this Receipt shall have
been executed by the
Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and if a Registrar
for the Receipts shall have
been appointed countersigned
by the manual signature of a
duly authorized officer of the
Registrar.
11.	REPORTS
INSPECTION OF
TRANSFER BOOKS.
            The Company
currently furnishes the
Securities and Exchange
Commission hereinafter called
the Commission with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g32b
under the Securities Exchange
Act of 1934.  Such reports and
documents will be available
for inspection and copying by
Owners and Beneficial
Owners at the public reference
facilities maintained by the
Commission located at 450
Fifth Street N.W. Washington
D.C. 20549.
            The Depositary
will make available for
inspection by Owners of
Receipts at its Corporate Trust
Office any reports and
communications including any
proxy soliciting material
received from the Company
which are both a received by
the Depositary as the holder of
the Deposited Securities and
b made generally available to
the holders of such Deposited
Securities by the Company.
The Depositary will also send
to Owners of Receipts copies
of such reports when
furnished by the Company
pursuant to the Deposit
Agreement.  Any such reports
and communications including
any such proxy soliciting
material furnished to the
Depositary by the Company
shall be furnished in English to
the extent such materials are
required to be translated into
English pursuant to any
regulations of the
Commission.
            The Depositary
will keep books at its
Corporate Trust Office for the
registration of Receipts and
transfers of Receipts which at
all reasonable times shall be
open for inspection by the
Owners of Receipts provided
that such inspection shall not
be for the purpose of
communicating with Owners
of Receipts in the interest of a
business or object other than
the business of the Company
or a matter related to the
Deposit Agreement or the
Receipts.
12.	DIVIDENDS AND
DISTRIBUTIONS.
            Whenever the
Depositary receives any cash
dividend or other cash
distribution on any Deposited
Securities the Depositary will
if at the time of receipt thereof
any amounts received in a
foreign currency can in the
judgment of the Depositary be
converted on a reasonable
basis into United States
dollars transferable to the
United States and subject to
the Deposit Agreement
convert such dividend or
distribution into dollars and
will distribute the amount thus
received net of the fees and
expenses of the Depositary as
provided in Section 5.09 of
the Deposit Agreement to the
Owners of Receipts entitled
thereto provided however that
in the event that the Company
or the Depositary is required
to withhold and does
withhold from any cash
dividend or other cash
distribution in respect of any
Deposited Securities an
amount on account of taxes
the amount distributed to the
Owners of the Receipts
evidencing American
Depositary Shares representing
such Deposited Securities shall
be reduced accordingly.
            Subject to the
provisions of Sections 4.11
and 5.09 of the Deposit
Agreement whenever the
Depositary receives any
distribution other than a
distribution described in
Section 4.01 4.03 or 4.04 of
the Deposit Agreement the
Depositary will cause the
securities or property received
by it to be distributed to the
Owners entitled thereto in any
manner that the Depositary
may deem equitable and
practicable for accomplishing
such distribution provided
however that if in the opinion
of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto or if for any other
reason the Depositary deems
such distribution not to be
feasible the Depositary may
adopt such method as it may
deem equitable and practicable
for the purpose of effecting
such distribution including but
not limited to the public or
private sale of the securities or
property thus received or any
part thereof and the net
proceeds of any such sale net
of the fees and expenses of
the Depositary as provided in
Section 5.09 of the Deposit
Agreement will be distributed
by the Depositary to the
Owners of Receipts entitled
thereto all in the manner and
subject to the conditions
described in Section 4.01 of
the Deposit Agreement.
            If any
distribution consists of a
dividend in or free distribution
of Shares the Depositary may
distribute to the Owners of
outstanding Receipts entitled
thereto additional Receipts
evidencing an aggregate
number of American
Depositary Shares representing
the amount of Shares received
as such dividend or free
distribution subject to the
terms and conditions of the
Deposit Agreement with
respect to the deposit of
Shares and the issuance of
American Depositary Shares
evidenced by Receipts
including the withholding of
any tax or other governmental
charge as provided in Section
4.11 of the Deposit
Agreement and the payment
of the fees and expenses of
the Depositary as provided in
Section 5.09 of the Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American
Depositary Shares in any such
case the Depositary will sell
the amount of Shares
represented by the aggregate
of such fractions and
distribute the net proceeds all
in the manner and subject to
the conditions described in
Section 4.01 of the Deposit
Agreement.  If additional
Receipts are not so distributed
each American Depositary
Share shall thenceforth also
represent the additional Shares
distributed upon the
Deposited Securities
represented thereby.
            In the event
that the Depositary determines
that any distribution in
property including Shares and
rights to subscribe therefor is
subject to any tax or other
governmental charge which
the Depositary is obligated to
withhold the Depositary may
by public or private sale
dispose of all or a portion of
such property including Shares
and rights to subscribe
therefor in such amounts and
in such manner as the
Depositary deems necessary
and practicable to pay any
such taxes or charges and the
Depositary shall distribute the
net proceeds of any such sale
after deduction of such taxes
or charges to the Owners of
Receipts entitled thereto.
13.	RIGHTS.
            In the event
that the Company shall offer
or cause to be offered to the
holders of any Deposited
Securities any rights to
subscribe for additional Shares
or any rights of any other
nature the Depositary shall
after consultation with the
Company have discretion as to
the procedure to be followed
in making such rights available
to any Owners or in disposing
of such rights on behalf of any
Owners and making the net
proceeds available to such
Owners or if by the terms of
such rights offering or for any
other reason the Depositary
may not either make such
rights available to any Owners
or dispose of such rights and
make the net proceeds
available to such Owners then
the Depositary shall allow the
rights to lapse.  If at the time
of the offering of any rights
the Depositary determines in
its discretion that it is lawful
and feasible to make such
rights available to all or certain
Owners but not to other
Owners the Depositary may
distribute to any Owner to
whom it determines the
distribution to be lawful and
feasible in proportion to the
number of American
Depositary Shares held by
such Owner warrants or other
instruments therefor in such
form as it deems appropriate.
            In
circumstances in which rights
would otherwise not be
distributed if an Owner of
Receipts requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable to
the American Depositary
Shares of such Owner
hereunder the Depositary will
make such rights available to
such Owner upon written
notice from the Company to
the Depositary that a the
Company has elected in its
sole discretion to permit such
rights to be exercised and
b such Owner has executed
such documents as the
Company has determined in
its sole discretion are
reasonably required under
applicable law.
            If the
Depositary has distributed
warrants or other instruments
for rights to all or certain
Owners then upon instruction
from such an Owner pursuant
to such warrants or other
instruments to the Depositary
from such Owner to exercise
such rights upon payment by
such Owner to the Depositary
for the account of such Owner
of an amount equal to the
purchase price of the Shares to
be received upon the exercise
of the rights and upon
payment of the fees and
expenses of the Depositary
and any other charges as set
forth in such warrants or other
instruments the Depositary
shall on behalf of such Owner
exercise the rights and
purchase the Shares and the
Company shall cause the
Shares so purchased to be
delivered to the Depositary on
behalf of such Owner.  As
agent for such Owner the
Depositary will cause the
Shares so purchased to be
deposited pursuant to
Section 2.02 of the Deposit
Agreement and shall pursuant
to Section 2.03 of the Deposit
Agreement execute and
deliver Receipts to such
Owner provided however that
in the case of a distribution
pursuant to the preceding
paragraph such deposit shall
be made and depositary shares
shall be delivered under
depositary arrangements
which provide for issuance of
depositary receipts subject to
the appropriate restrictions on
sale deposit cancellation and
transfer under applicable
United States laws.
            If the
Depositary determines in its
discretion that it is not lawful
and feasible to make such
rights available to all or certain
Owners it may sell the rights
warrants or other instruments
in proportion to the number of
American Depositary Shares
held by the Owners to whom
it has determined it may not
lawfully or feasiblely make
such rights available and
allocate the net proceeds of
such sales net of the fees and
expenses of the Depositary as
provided in Section 5.09 of
the Deposit Agreement and all
taxes and governmental
charges payable in connection
with such rights and subject to
the terms and conditions of
the Deposit Agreement for the
account of such Owners
otherwise entitled to such
rights warrants or other
instruments upon an averaged
or other practical basis without
regard to any distinctions
among such Owners because
of exchange restrictions or the
date of delivery of any
Receipt or otherwise.
            Except as
otherwise provided in the
third preceding paragraph the
Depositary will not offer
rights to Owners unless both
the rights and the securities to
which such rights relate are
either exempt from registration
under the Securities Act of
1933 with respect to a
distribution to all Owners or
are registered under the
provisions of such Act.
Nothing in the Deposit
Agreement shall create any
obligation on the part of the
Company to file a registration
statement with respect to such
rights or underlying securities
or to endeavor to have such a
registration statement declared
effective.  If an Owner of
Receipts requests the
distribution of warrants or
other instruments
notwithstanding that there has
been no such registration
under such Act the Depositary
shall not effect such
distribution unless it has
received an opinion from
recognized counsel in the
United States for the
Company upon which the
Depositary may rely that such
distribution to such Owner is
exempt from such registration.
            The Depositary
shall not be responsible for any
failure to determine that it
may be lawful or feasible to
make such rights available to
Owners in general or any
Owner in particular.
14.	CONVERSION OF
FOREIGN CURRENCY.
            Whenever the
Depositary or the Custodian
shall receive foreign currency
by way of dividends or other
distributions or the net
proceeds from the sale of
securities property or rights
and if at the time of the
receipt thereof the foreign
currency so received can in the
judgment of the Depositary be
converted on a reasonable
basis into Dollars and the
resulting Dollars transferred to
the United States the
Depositary shall convert or
cause to be converted by sale
or in any other manner that it
may determine such foreign
currency into Dollars and such
Dollars shall be distributed to
the Owners entitled thereto or
if the Depositary shall have
distributed any warrants or
other instruments which entitle
the holders thereof to such
Dollars then to the holders of
such warrants or instruments
upon surrender thereof for
cancellation.  Such distribution
may be made upon an
averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange
restrictions the date of
delivery of any Receipt or
otherwise and shall be net of
any expenses of conversion
into Dollars incurred by the
Depositary as provided in
Section 5.09 of the Deposit
Agreement.
            If such
conversion or distribution can
be effected only with the
approval or license of any
government or agency thereof
the Depositary shall apply for
that approval or license if in its
judgment that approval or
license is obtainable without
unreasonable effort or
expense.
            If at any time
the Depositary shall determine
that in its judgment any
foreign currency received by
the Depositary or the
Custodian is not convertible
on a reasonable basis into
Dollars transferable to the
United States or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary is
not obtainable or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary the Depositary
may distribute the foreign
currency or an appropriate
document evidencing the right
to receive such foreign
currency received by the
Depositary to or in its
discretion may hold such
foreign currency uninvested
and without liability for
interest thereon for the
respective accounts of the
Owners entitled to receive the
same.
            If any such
conversion of foreign currency
in whole or in part cannot be
effected for distribution to
some of the Owners entitled
thereto the Depositary may in
its discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to or hold such
balance uninvested and
without liability for interest
thereon for the respective
accounts of the Owners
entitled thereto.
15.	RECORD DATES.
            Whenever any
cash dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be made
or whenever rights shall be
issued with respect to the
Deposited Securities or
whenever the Depositary shall
receive notice of any meeting
of holders of Shares or other
Deposited Securities or
whenever for any reason the
Depositary causes a change in
the number of Shares that are
represented by each American
Depositary Share or whenever
the Depositary shall find it
necessary or convenient the
Depositary shall fix a record
date which shall be the same
as or as near as practical to any
corresponding record date set
by the Company with respect
to Deposited Securities a for
the determination of the
Owners of Receipts who shall
be i entitled to receive such
dividend distribution or rights
or the net proceeds of the sale
thereof ii entitled to give
instructions for the exercise of
voting rights at any such
meeting or iii responsible for
any fees or charges assessed
by the Depositary pursuant to
the Deposit Agreement or b on
or after which each American
Depositary Share will
represent the changed number
of Shares subject to the
provisions of the Deposit
Agreement.
16.	VOTING OF
DEPOSITED
SECURITIES.
            Upon receipt
from the Company of notice
of any meeting or solicitation
of proxies or consents of
holders of Shares or other
Deposited Securities  the
Depositary shall  if requested
in writing by the Company as
soon as practicable thereafter
mail to the Owners of
Receipts a notice the form of
which notice shall after
consultation with the
Company be in the sole
discretion of the Depositary
which shall contain a such
information as is contained in
such notice of meeting
received by the Depositary
from the Company b a
statement that the Owners of
Receipts as of the close of
business on a specified record
date will be entitled subject to
any applicable provision of
law and of the articles of
association or similar
document of the Company to
instruct the Depositary as to
the exercise of the voting
rights if any pertaining to the
amount of Shares or other
Deposited Securities
represented by their respective
American Depositary Shares
and c a statement as to the
manner in which such
instructions may be given.
Upon the written request of an
Owner of a Receipt on such
record date received on or
before the date established by
the Depositary for such
purpose the Depositary shall
endeavor insofar as practicable
to vote or cause to be voted
the amount of Shares or other
Deposited Securities
represented by the  American
Depositary Shares evidenced
by such Receipt in accordance
with the instructions set forth
in such request.  The
Depositary shall not vote or
attempt to exercise the right to
vote that attaches to such
Shares or other Deposited
Securities other than in
accordance with such
instructions.
17.	CHANGES
AFFECTING DEPOSITED
SECURITIES.
            In
circumstances where the
provisions of Section 4.03 of
the Deposit Agreement do not
apply upon any change in
nominal value change in par
value splitup consolidation or
any other reclassification of
Deposited Securities or upon
any recapitalization
reorganization merger or
consolidation or sale of assets
affecting the Company or to
which it is a party any
securities which shall be
received by the Depositary or
a Custodian in exchange for or
in conversion of or in respect
of Deposited Securities shall
be treated as new Deposited
Securities under the Deposit
Agreement and American
Depositary Shares shall
thenceforth represent in
addition to the existing
Deposited Securities the right
to receive the new Deposited
Securities so received in
exchange or conversion unless
additional Receipts are
delivered pursuant to the
following sentence.  In any
such case the Depositary may
execute and deliver additional
Receipts as in the case of a
dividend in Shares or call for
the surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new
Deposited Securities.
18.	LIABILITY OF THE
COMPANY AND
DEPOSITARY.
            Neither the
Depositary nor the Company
nor any of their respective
directors employees agents or
affiliates shall incur any
liability to any Owner or
Beneficial Owner if by reason
of any provision of any
present or future law or
regulation of the United States
or any other country or of any
other governmental or
regulatory authority or by
reason of any provision
present or future of the articles
of association or similar
document of the Company or
by reason of any provision of
any securities issued or
distributed by the Company or
any offering or distribution
thereof or by reason of any act
of God or war or terrorism or
other circumstances beyond its
control the Depositary or the
Company shall be prevented
delayed or forbidden from or
be subject to any civil or
criminal penalty on account of
doing or performing any act or
thing which by the terms of
the Deposit Agreement or
Deposited Securities it is
provided shall be done or
performed nor shall the
Depositary or the Company or
any of their respective
directors employees agents or
affiliates incur any liability to
any Owner or Beneficial
Owner of a Receipt by reason
of any nonperformance or
delay caused as aforesaid in
the performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be done
or performed or by reason of
any exercise of or failure to
exercise any discretion
provided for in the Deposit
Agreement.  Where by the
terms of a distribution
pursuant to Section 4.01 4.02
or 4.03 of the Deposit
Agreement or an offering or
distribution pursuant to
Section 4.04 of the Deposit
Agreement such distribution
or offering may not be made
available to Owners of
Receipts and the Depositary
may not dispose of such
distribution or offering on
behalf of such Owners and
make the net proceeds
available to such Owners then
the Depositary shall not make
such distribution or offering
and shall allow any rights if
applicable to lapse.  Neither
the Company nor the
Depositary assumes any
obligation or shall be subject
to any liability under the
Deposit Agreement to Owners
or Beneficial Owners of
Receipts except that they
agree to perform their
obligations specifically set
forth in the Deposit
Agreement without negligence
or bad faith.  The Depositary
shall not be subject to any
liability with respect to the
validity or worth of the
Deposited Securities.  Neither
the Depositary nor the
Company shall be under any
obligation to appear in or
prosecute any action suit or
other proceeding in respect of
any Deposited Securities or in
respect of the Receipts on
behalf of any Owner
Beneficial Owner or other
person and the Custodian shall
not be under any obligation
whatsoever with respect to
such proceedings the
responsibility of the Custodian
being solely to the Depositary.
Neither the Depositary nor the
Company shall be liable for
any action or nonaction by it
in reliance upon the advice of
or information from legal
counsel accountants any
person presenting Shares for
deposit any Owner or
Beneficial Owner of a Receipt
or any other person believed
by it in good faith to be
competent to give such advice
or information.  The
Depositary shall not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities or for the manner in
which any such vote is cast or
the effect of any such vote
provided that any such action
or nonaction is in good faith.
The Depositary shall not be
liable for any acts or omissions
made by a successor
depositary whether in
connection with a previous act
or omission of the Depositary
or in connection with a matter
arising wholly after the
removal or resignation of the
Depositary provided that in
connection with the issue out
of which such potential
liability arises the Depositary
performed its obligations
without negligence or bad
faith while it acted as
Depositary.  No disclaimer of
liability under the Securities
Act of 1933 is intended by
any provision of the Deposit
Agreement.
19.	RESIGNATION
AND REMOVAL OF THE
DEPOSITARY
APPOINTMENT OF
SUCCESSOR
CUSTODIAN.
            The Depositary
may at any time resign as
Depositary by written notice
of its election so to do
delivered to the Company
such resignation to take effect
upon the appointment of a
successor depositary and its
acceptance of such
appointment as provided in
the Deposit Agreement.  The
Depositary may at any time be
removed by the Company by
120 days prior written notice
of such removal to become
effective upon the later of i
the 120th day after delivery of
the notice to the Depositary or
ii the appointment of a
successor depositary and its
acceptance of such
appointment as provided in
the Deposit Agreement.
Whenever the Depositary in its
discretion determines that it is
in the best interest of the
Owners of Receipts to do so it
may after consultation with
the Company to the extent
practical appoint a substitute
or additional custodian or
custodians.
20.	AMENDMENT.
            The form of the
Receipts and any provisions of
the Deposit Agreement may at
any time and from time to
time be amended by
agreement between the
Company and the Depositary
without the consent of
Owners or Beneficial Owners
in any respect which they may
deem necessary or desirable.
Any amendment which shall
impose or increase any fees or
charges other than taxes and
other governmental charges
registration fees and cable
telex or facsimile transmission
costs delivery costs or other
such expenses or which shall
otherwise prejudice any
substantial existing right of
Owners of Receipts shall
however not become effective
as to outstanding Receipts
until the expiration of thirty
days after notice of such
amendment shall have been
given to the Owners of
outstanding Receipts.  Every
Owner and Beneficial Owner
of a Receipt at the time any
amendment so becomes
effective shall be deemed by
continuing to hold such
Receipt or any interest therein
to consent and agree to such
amendment and to be bound
by the Deposit Agreement as
amended thereby.  In no event
shall any amendment impair
the right of the Owner of any
Receipt to surrender such
Receipt and receive therefor
the Deposited Securities
represented thereby except in
order to comply with
mandatory provisions of
applicable law.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
            The Depositary
at any time at the direction of
the Company shall terminate
the Deposit Agreement by
mailing notice of termination
to the Owners of all Receipts
then outstanding at least 30
days prior to the date fixed in
such notice for such
termination.  The Depositary
may likewise terminate the
Deposit Agreement by mailing
notice of termination to the
Company and the Owners of
all Receipts then outstanding
if at least 60 days have passed
since the Depositary delivered
to the Company a written
notice of its election to resign
and a successor depositary has
not been appointed and
accepted its appointment as
provided in the Deposit
Agreement.  On and after the
date of termination the Owner
of a Receipt will upon a
surrender of such Receipt at
the Corporate Trust Office of
the Depositary b payment of
the fee of the Depositary for
the surrender of Receipts
referred to in Section 2.05 of
the Deposit Agreement and c
payment of any applicable
taxes or governmental charges
be entitled to delivery to him
or upon his order of the
amount of Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt.  If
any Receipts shall remain
outstanding after the date of
termination the Depositary
thereafter shall discontinue the
registration of transfers of
Receipts shall suspend the
distribution of dividends to
the Owners thereof and shall
not give any further notices or
perform any further acts under
the Deposit Agreement except
that the Depositary shall
continue to collect dividends
and other distributions
pertaining to Deposited
Securities shall sell rights and
other property as provided in
the Deposit Agreement and
shall continue to deliver
Deposited Securities together
with any dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property in
exchange for Receipts
surrendered to the Depositary
after deducting in each case
the fee of the Depositary for
the surrender of a Receipt any
expenses for the account of
the Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement and any applicable
taxes or governmental charges.
At any time after the
expiration of one year from
the date of termination the
Depositary may sell the
Deposited Securities then held
under the Deposit Agreement
and may thereafter hold
uninvested the net proceeds of
any such sale together with
any other cash then held by it
thereunder unsegregated and
without liability for interest
for the pro rata benefit of the
Owners of Receipts which
have not theretofore been
surrendered such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making such
sale the Depositary shall be
discharged from all obligations
under the Deposit Agreement
except to account for such net
proceeds and other cash after
deducting in each case the fee
of the Depositary for the
surrender of a Receipt any
expenses for the account of
the Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement and any applicable
taxes or governmental charges.
Upon the termination of the
Deposit Agreement the
Company shall be discharged
from all obligations under the
Deposit Agreement except for
its obligations to the
Depositary with respect to
indemnification charges and
expenses.
22.	SUBMISSION TO
JURISDICTION WAIVER
OF IMMUNITIES.
            In the Deposit
Agreement the Company has i
appointed Corporation Service
Company 1133 Avenue of the
Americas Suite 3100 New
York New York 10036 in the
State of New York as the
Companys authorized agent
upon which process may be
served in any suit or
proceeding arising out of or
relating to the Shares or
Deposited Securities the
American Depositary Shares
the Receipts or this Agreement
ii consented and submitted to
the jurisdiction of any state or
federal court in the State of
New York in which any such
suit or proceeding may be
instituted and iii agreed that
service of process upon said
authorized agent shall be
deemed in every respect
effective service of process
upon the Company in any such
suit or proceeding.
            To the extent
that the Company or any of its
properties assets or revenues
may have or hereafter become
entitled to or have attributed
to it any right of immunity on
the grounds of sovereignty or
otherwise from any legal
action suit or proceeding from
the giving of any relief in any
respect thereof from setoff or
counterclaim from the
jurisdiction of any court from
service of process from
attachment upon or prior to
judgment from attachment in
aid of execution or judgment
or other legal process or
proceeding for the giving of
any relief or for the
enforcement of any judgment
in any jurisdiction in which
proceedings may at any time
be commenced with respect to
its obligations liabilities or any
other matter under or arising
out of or in connection with
the Shares or Deposited
Securities the American
Depositary Shares the
Receipts or the Deposit
Agreement the Company to
the fullest extent permitted by
law hereby irrevocably and
unconditionally waives and
agrees not to plead or claim
any such immunity and
consents to such relief and
enforcement.

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